                                                                    EXHIBIT 4.30

================================================================================

                          THIRD SUPPLEMENTAL INDENTURE


                           Dated as of October 1, 2002


                                  to Indenture


                          Dated as of December 12, 2000


                                      Among


                   AMERISOURCE HEALTH CORPORATION, as Issuer,


                      AMERISOURCE CORPORATION, as Guarantor


                                       and


                    BANK ONE TRUST COMPANY, N.A., as Trustee


                               __________________



             5% Convertible Subordinated Notes due December 1, 2007


================================================================================

         This THIRD SUPPLEMENTAL INDENTURE dated as of October 1, 2002 ("Third Supplemental Indenture"), is among AMERISOURCE HEALTH CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), AMERISOURCE CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware, as guarantor (the "Subsidiary Guarantor"), AMERISOURCEBERGEN CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the "Parent"), the companies listed on Schedule I attached hereto (individually, an "Additional Subsidiary Guarantor," and collectively, the "Additional Subsidiary Guarantors"), subsidiaries of the Company, and BANK ONE TRUST COMPANY, N.A., a national banking association organized under the laws of the United States, as Trustee hereunder (the "Trustee").

                                    RECITALS

         WHEREAS, the Company, the Subsidiary Guarantor and the Trustee have heretofore duly executed and delivered an Indenture dated as of December 12, 2000, with respect to the 5% Convertible Subordinated Notes due December 1, 2007 of the Company (the "Securities"), and such obligations of the Company were jointly and severally assumed by the Parent pursuant to the First Supplemental Indenture dated as of August 29, 2001 among the Company, the Subsidiary Guarantor, the Parent and the Trustee and guaranteed by the Additional Subsidiary Guarantors pursuant to the Second Supplemental Indenture dated as of December 27, 2001 among the Company, the Subsidiary Guarantor, the Parent, the Additional Subsidiary Guarantors and the Trustee (as supplemented, the "Indenture"); and

         WHEREAS, Section 8.1 of the Indenture provides that without the consent of any Holders of Securities the Company, when authorized by a Board Resolution and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto to make any change that would not adversely affect the interests of the Holders of Securities;

         WHEREAS, the Board of Directors of the Company, the Board of Directors of the Subsidiary Guarantor, the Board of Directors of the Parent and the respective Boards of Directors of each Additional Subsidiary Guarantor have authorized the execution of this Third Supplemental Indenture and the delivery hereof to the Trustee for the purpose of modifying the Indenture as set forth herein;

         WHEREAS, in all other respects all actions have been taken necessary to make this Third Supplemental Indenture the valid, binding and legal obligation of the Company, the Subsidiary Guarantor, the Parent and each Additional Subsidiary Guarantor in accordance with its terms;

         NOW, THEREFORE, in consideration of the premises, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Subsidiary Guarantor, the Parent and each Additional Subsidiary Guarantor hereby covenants and agrees with the Trustee as follows:

         SECTION 1. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

         SECTION 2. Additional Subsidiary Guarantors May Consolidate, Etc. on Certain Terms. Nothing contained in the Indenture or in any of the Securities shall restrict, limit or prevent any consolidation or merger of any Additional Subsidiary Guarantor with or into the Company, the Parent, the Subsidiary Guarantor or any other Additional Subsidiary Guarantor or shall prevent any sale or conveyance of the assets of any Additional Subsidiary Guarantor to the Company, the Parent, the Subsidiary Guarantor or any other Additional Subsidiary Guarantor. Upon any such consolidation, merger, sale or conveyance, such Additional Subsidiary Guarantor will be released from its Guarantee in accordance with Section 14.4 of the Indenture.

         SECTION 3. Release of Additional Subsidiary Guarantor. The Guarantee of an Additional Subsidiary Guarantor under the Indenture shall no longer have any force or effect if such Additional Subsidiary Guarantor consolidates, merges or otherwise conveys, transfers or disposes of all or substantially all of its assets to the Company or the Parent.

         SECTION 4. The Indenture. This Third Supplemental Indenture is expressly made supplemental to and shall form a part of the Indenture and is made subject to all the conditions, covenants and warranties contained in the Indenture. Nothing in this Third Supplemental Indenture is intended to or shall provide any rights to any parties other than those expressly contemplated by this Third Supplemental Indenture. Each reference in the Indenture to "this Indenture," "hereunder," "hereof," and words of like import referring to the Indenture and each reference in any other transaction document relating to the Indenture shall mean the Indenture as amended hereby.

         SECTION 5. Legend. There shall be stamped, overprinted, typed or otherwise noted on the Notes authenticated and delivered after the date hereof the following legend:

         "THE INDENTURE GOVERNING THIS NOTE HAS BEEN AMENDED BY A SUPPLEMENTAL INDENTURE DATED AS OF OCTOBER 1, 2002. REFERENCE IS MADE TO SUCH SUPPLEMENTAL INDENTURE FOR A STATEMENT OF THE AMENDED RIGHTS AND OBLIGATIONS OF THE COMPANY AND HOLDERS OF THE NOTES."

         SECTION 6. Trustee. The Trustee makes no representations as to the validity or sufficiency of this Third Supplemental Indenture or the Indenture as hereby supplemented, or the due execution hereof by the Company, the Subsidiary Guarantor, the Parent and the Additional Subsidiary Guarantors, or the recitals and statements contained herein, all of which recitals and statements are made solely by the Company, the Subsidiary Guarantor, the Parent and the Additional Subsidiary Guarantors, as the case may be.

         SECTION 7. Governing Law. This Third Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, the United States of America, without regard to the principles of conflicts of laws.

         SECTION 8. Counterparts. This Third Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 9. No Adverse Affect. Other than changes required or permitted pursuant to the Indenture, nothing in this Third Supplemental Indenture shall effect any change to the Indenture that would adversely affect the interests of the Holders of the Securities.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the parties hereto have caused this Third
Supplemental Indenture to be duly executed as of the day and year first written above.

                                   Additional Subsidiary Guarantors:

                                   Alliance Health Services, Inc.
                                   Alliance Home Health Care, Inc.
                                   AmeriSource Health Services Corporation
                                   AmeriSource Sales Corporation
                                   ASD Hemophilia Management, LLC
                                   ASD Specialty Healthcare, Inc.
                                   BBC Laboratories
                                   BBC Operating Sub, Inc.
                                   BBC Packing Corporation
                                   BBC Special Packaging, Inc.
                                   BBC Transportation Company
                                   Bergen Brunswig Corporation
                                   Bergen Brunswig Drug Company
                                   Bergen Brunswig Realty Services, Inc.
                                   Beverly Acquisition Corporation
                                   Brownstone Pharmacy, Inc.
                                   Capstone Med, Inc.
                                   Capstone Pharmacy of Delaware, Inc.
                                   C.D. Smith Healthcare, Inc.
                                   Century Advertising, Inc.
                                   Choice Medical, Inc.
                                   Compuscript, Inc.
                                   Computran Systems, Inc.
                                   Corrections Pharmacies Licensing
                                          Company, L.L.C.
                                   Corrections Pharmacies, L.L.C.
                                   DD Wholesale, Inc.
                                   Drug Service, Inc.
                                   Dunnington Drug, Inc.
                                   Dunnington Rx Services of Massachusetts, Inc. Dunnington Rx Services of Rhode Island, Inc. Durr-Fillauer Medical, Inc.
                                   Express Pharmacy Services, Inc.
                                   Family Center Pharmacy, Inc.
                                   Goot Nursing Home Pharmacy, Inc.
                                   Goot's Goodies, Inc.
                                   Goot's Pharmacy & Orthopedic Supply, Inc.

                                   Goot Westbridge Pharmacy, Inc.
                                   Green Barn, Inc.
                                   Healthcare Prescription Services, Inc.
                                   Health Services Capital Corporation
                                   Home Medical Equipment Health Company
                                   Insta-Care Holdings, Inc.
                                   Insta-Care Pharmacy Services Corporation
                                   Integrated Commercialization Solutions, Inc.
                                   Inteplex, Inc.
                                   James Brudnick Company, Inc.
                                   K/S Instrument Corp.
                                   LAD Drug Corporation
                                   Los Angeles Drug Corporation
                                   MDP Properties, Inc.
                                   Medical Health Industries, Inc.
                                   Medidyne Corp.
                                   Omni Med B, Inc.
                                   Pharmacy Corporation of America, Inc.
                                   Pharmacy Corporation of America-
                                         Massachusetts, Inc.
                                   Pharmacy Dynamics Group, Inc.
                                   PharMerica Drug Systems, Inc.
                                   PharMerica, Inc.
                                   Premier Pharmacy, Inc.
                                   RightPak, Inc.
                                   Rombro's Drug Center, Inc.
                                   Southwestern Drug Corporation
                                   Southwest Pharmacies, Inc.
                                   Stadt Solutions, LLC
                                   The Allen Company
                                   The Lash Group, Inc.
                                   Tmesys(TM), Inc.
                                   Value Apothecaries, Inc.


                                   By:    /s/ William D. Sprague
                                          -----------------------------------
                                          Name:  William D. Sprague
                                          Title: Vice President and Secretary

                              ASD HEMOPHILIA PROGRAM, L.P.
                              By:  ASD Hemophilia Management, LLC,
                                   General Partner

                              By:  /s/ William D. Sprague
                                   -----------------------------------
                                   Name:  William D. Sprague
                                   Title: Vice President and Secretary

                              CORRECTIONS PHARMACIES OF
                              CALIFORNIA, LP
                              By:  Corrections Pharmacies, L.L.C.,
                                   General Partner

                              By:  /s/ William D. Sprague
                                   -----------------------------------
                                   Name:  William D. Sprague
                                   Title: Vice President and Secretary


                              CORRECTIONS PHARMACIES OF HAWAII, LP
                              By:  Corrections Pharmacies, L.L.C.,
                                   General Partner

                              By:  /s/ William D. Sprague
                                   -----------------------------------
                                   Name:  William D. Sprague
                                   Title: Vice President and Secretary

                              PHARMACY HEALTHCARE SOLUTIONS,
                              LTD.
                              By:  Value Apothecaries, Inc., General Partner


                              By:  /s/ William D. Sprague
                                   -----------------------------------
                                   Name:  William D. Sprague
                                   Title: Vice President and Secretary

                              AMERISOURCE HERITAGE CORPORATION

                              By: /s/ Diana Kammerer
                                  ------------------------------------
                                   Name:  Diana Kammerer
                                   Title: Secretary

                                   The Company:
                                   -----------

                                   AMERISOURCE HEALTH CORPORATION

                                   By:  /s/ William D. Sprague
                                        ------------------------------------
                                        Name:  William D. Sprague
                                        Title: Vice President, General Counsel
                                               and Secretary

                                   The Subsidiary Guarantor:
                                   ------------------------

                                   AMERISOURCE CORPORATION,

                                   By:  /s/ William D. Sprague
                                        ------------------------------------
                                        Name:  William D. Sprague
                                        Title: Vice President, General Counsel
                                               and Secretary

                                   The Parent:
                                   ----------

                                   AMERISOURCEBERGEN CORPORATION

                                   By:  /s/ William D. Sprague
                                        ------------------------------------
                                        Name:  William D. Sprague
                                        Title: Vice President, General Counsel
                                               and Secretary

                                   The Trustee:
                                   -----------

                                   BANK ONE TRUST COMPANY, N.A


                                   By:  /s/ Melissa Wilman
                                        ------------------------------------
                                        Name:  Melissa Wilman
                                        Title: Authorized Officer

                                                                      Schedule I

Alliance Health Services
Alliance Home Health Care, Inc.
AmeriSource Health Services Corporation
AmeriSource Heritage Corporation
AmeriSource Sales Corporation
ASD Hemophilia Management, LLC
ASD Hemophilia Program, L.P.
ASD Specialty Healthcare, Inc.
BBC Laboratories
BBC Operating Sub, Inc.
BBC Packing Corporation
BBC Special Packaging, Inc.
BBC Transportation Company
Bergen Brunswig Corporation
Bergen Brunswig Drug Company
Bergen Brunswig Realty Services, Inc.
Beverly Acquisition Corporation
Brownstone Pharmacy, Inc.
Capstone Med, Inc.
Capstone Pharmacy of Delaware, Inc.
C.D. Smith Healthcare, Inc.
Century Advertising, Inc.
Choice Medical, Inc.
Compuscript, Inc.
Computran Systems, Inc.
Corrections Pharmacies Licensing Company, L.L.C.
Corrections Pharmacies, L.L.C.
Corrections Pharmacies of California, LP
Corrections Pharmacies of Hawaii, LP
DD Wholesale, Inc.
Drug Service, Inc.
Dunnington Drug, Inc.
Dunnington Rx Services of Massachusetts, Inc.
Dunnington Rx Services of Rhode Island, Inc.
Durr-Fillauer Medical, Inc.
Express Pharmacy Services, Inc.
Family Center Pharmacy, Inc.
Goot Nursing Home Pharmacy, Inc.
Goot's Goodies, Inc.
Goot's Pharmacy & Orthopedic Supply, Inc.
Goot Westbridge Pharmacy, Inc.
Green Barn, Inc.

Healthcare Prescription Services, Inc.
Health Services Capital Corporation
Home Medical Equipment Health Company
Insta-Care Holdings, Inc.
Insta-Care Pharmacy Services Corporation
Integrated Commercialization Solutions, Inc.
Inteplex, Inc.
James Brudnick Company, Inc.
K/S Instrument Corp.
LAD Drug Corporation
Los Angeles Drug Corporation
MDP Properties, Inc.
Medical Health Industries, Inc.
Medidyne Corp.
Omni Med B, Inc.
Pharmacy Corporation of America, Inc.
Pharmacy Corporation of America-Massachusetts, Inc.
Pharmacy Dynamics Group, Inc.
Pharmacy Healthcare Solutions, Ltd.
PharMerica Drug Systems, Inc.
PharMerica, Inc.
Premier Pharmacy, Inc.
RightPak, Inc.
Rombro's Drug Center, Inc.
Southwestern Drug Corporation
Southwest Pharmacies, Inc.
Stadt Solutions, LLC
The Allen Company
The Lash Group, Inc.
Tmesys(TM), Inc.
Value Apothecaries, Inc.